ANNUAL REPORT

DECEMBER 31, 1996

YOUR FOUNDATION FOR INVESTMENT STRENGTH


                                       THE
                                      KENT
                                    FUNDS(R)



                          THE KENT SHORT TERM BOND FUND

                         THE KENT INTERMEDIATE BOND FUND

                              THE KENT INCOME FUND

MESSAGE TO SHAREHOLDERS

Dear Kent Fund Shareholder:

     Enclosed is the annual report for The Kent Taxable Bond Funds for the twelve months ended December 31, 1996. Inside, you'll find an Economic Outlook which characterizes the U.S. economy as being in the best fundamental shape in 25 years. There are also Portfolio Reviews for each Fund that explain how the Fund managers adjusted their portfolios in the prevailing investment environment and what the managers expect in the months to come.

     During the period, The Kent Funds concentrated on providing shareholders with good value and attractive potential for growth while managing risk. If you have any questions about your investments after reading this report, please see your investment representative or call 1-800-633-KENT (1-800-633-5368) to speak to a Shareholder Services Representative. We remain committed to providing you with useful information that can help you make the most of your investments.

Sincerely,

The Kent Funds

                               INVESTMENT ADVISER

                                  Old Kent Bank
                              One Vandenberg Center
                             Grand Rapids, MI 49503


                                   DISTRIBUTOR
                               BISYS Fund Services
                                3435 Stelzer Road
                               Columbus, OH 43219


This report is submitted for the general information of shareholders of The Kent Short Term Bond Fund, The Kent Intermediate Bond Fund and The Kent Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the funds, which contains more information concerning the funds' investment policies as well as fees and expenses and other pertinent information. Please read the prospectus carefully before investing.

The performance indices used for comparison in this report, including the Lehman Brothers Intermediate Government/Corporate Bond Index, the Lehman Brothers 1-3 Year Government Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Long Government/Corporate Bond Index, the 91-Day Treasury Bill and the Consumer Price Index, are unmanaged indices. Unlike actual fund performance, the performance of an index does not reflect any management fees, other expenses or sales charges. A direct investment in an unmanaged index is not possible.

                    Shares of the Fund are not deposits or obligations of, or
                    guaranteed or endorsed by, Old Kent Bank or any of its
                    affiliates. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance
[GRAPHIC]           Corporation, the Federal Reserve Board or any other agency.
                    Investment return and principal value will vary as a result of market conditions or other factors, so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.

ECONOMIC OUTLOOK

REAL ECONOMIC ACTIVITY

Economy in Best Fundamental Shape in 25 Years.

     As 1997 begins, the economy appears to be in the best fundamental shape in 25 years:

- Despite a sharp rebound in the fourth quarter, economic growth for this business expansion at 2.6 percent remains below the economy's long-run growth rate of 3.2 percent, which has helped prolong the longevity of the current expansion.

-    Inflation remains in check, although worries surface from time-to-time.

- Even though the economy is running near full employment levels, the labor markets appear to be "comfortably tight" with few signs of accelerating wage pressures.

- The level of interest rates and bond yields is moderate, ranging from 5.0 to 7.0 percent in the Treasury market.

- Corporate earnings are still rising, albeit at a slower rate in some industries than earlier in the expansion.

- The international competitiveness of U.S. companies has increased markedly in recent years and cost-cutting and restructuring efforts seem likely to continue.

- The Federal budget deficit shrunk from $290 billion in FY1992 to $107 billion in FY1996.

- And finally, U.S. companies continue to lead the world in the development and proliferation of new information and telecommunications technologies.


             REAL GROSS DOMESTIC PRODUCT
                ANNUALIZED GROWTH RATE
                ----------------------
2Q 1991     1Q 1992     1Q 1993     1Q 1994     1Q 1995    1Q 1996    4Q 1996

  1.7        4.7         -0.1        2.5          0.4        2         4.7
  1          2.5          1.9        4.9          0.7      4.7
  1          3            2.3        3.5          3.8      2.1
             4.3          4.8        3            0.3



Long-Run Growth Rate = 3.2%

   2Q91 to 4Q96
Growth Rate = 2.6%
[GRAPHIC]

     This business expansion will be six years old next quarter and is now the third longest expansion since World War II. In fact, the previous business expansion, which ended in 1990, is the second longest, with the expansion in the 1960s that was fueled by the military buildup associated with the Vietnam War being the longest. So, the last two expansions are two of the three longest on record, with the current expansion still rolling along. Most likely this is a reflection of the vastly improved inventory-control technologies that have been developed in recent years and the proclivity of the Federal Reserve under the guidance of Alan Greenspan to engage in pre-emptive strikes against any signs of the economy overheating and/or inflationary pressures building.

Exports Boost Fourth-Quarter Growth.

     The economy's "stop/go" pattern of growth, as depicted in the previous graph, continued in the fourth quarter. Real Gross Domestic Product (GDP) sprinted ahead at a 4.7 percent pace compared to the 2.1 percent gain recorded in the third quarter. Exports surged at a 25.5 percent rate, causing a significant improvement in net exports that accounted for almost half of the rise in real GDP. Capital goods, particularly aircraft, were primarily responsible for the extraordinary gain in exports. Domestic private final sales, which excludes net exports, government spending and inventory swings, rose at the more moderate pace of 3.2 percent. This measure probably gives a more realistic picture of the economy's underlying strength as 1996 drew to a close.

                            REAL ECONOMIC ACTIVITY
                            ----------------------

                                           4Q1996*     4Q95 to 4Q96
                                           ------      ------------
Gross Domestic Product                      4.7%           3.4%
Domestic Private Final Sales                3.2%           3.6%
Personal Consumption Expenditures           3.4%           2.7%


* Annualized.


      Despite reports of only a moderately successful holiday season for the nation's retailers and the sharp rise in consumer indebtedness, delinquencies and bankruptcies, consumer spending rebounded at a 3.4 percent rate last quarter from the paltry 0.5 percent pace of the third quarter. Durable goods

ECONOMIC OUTLOOK

spending was the strongest component, with furniture outlays leading the way. At first blush, the rise in spending on furniture doesn't seem to be consistent with the decline in residential construction outlays over the past two quarters, which resulted from the rise in mortgage rates last year. The housing market proved to be very resilient during 1996, however, as aggressive switching to adjustable-rate mortgages and some purchases in anticipation of even higher mortgage rates actually led to an 8.8 percent gain in housing starts last year. The strong job market and high levels of consumer confidence also contributed to a record sales year for existing homes as 4.09 million homes exchanged hands, eclipsing the previous high of 3.99 million reached in 1978.

     Aside from exports, business capital spending was again the strongest sector of the economy during the fourth quarter. The contribution from the various components was somewhat different than over the previous 23 quarters, however. Capital outlays on structures grew at a 22.5 percent rate as the high level of capacity utilization, falling commercial and industrial vacancy rates, and ongoing retail expansion spurred additional construction. In a somewhat unexpected turn, producers' durable equipment outlays fell for the first time in over four years. Equipment outlays have been the strongest sector of the economy during the business expansion, as demand for computers, telecommunications equipment and other forms of information technology has surged.

     Looking at the components of equipment spending shows that all of the decline last quarter was contained in the industrial machinery and volatile transportation equipment sectors and that outlays for high-technology equipment, particularly computers, remained strong. The main motivation behind the surge in equipment purchases over the past five and a half years is the desire of businesses to improve their competitiveness by increasing productivity, restraining costs and boosting quality. The fact that the price of capital goods has been declining relative to labor compensation is an added incentive to invest in equipment.

     Companies have responded aggressively during this expansion to the heightened competitive pressures coming at them from both domestic and international competitors. The table below depicts how large the representative share of the nation's total output equipment spending has become over the course of this expansion. In the second quarter of 1991 when the economy turned from recession to expansion, equipment outlays accounted for 6 percent of total output; the high technology portion was less than 2 percent; and business computers were half of one percent.

     Five and a half years later, equipment production, and particularly high-technology equipment, has become a much more significant portion of the economy and has grown at rates far in excess of the 2.6 percent growth rate for the entire economy. Equipment outlays now account for the highest proportion of real GDP since World War II, when

                                  PERCENT OF REAL GDP   ANNUALIZED GROWTH RATE
                                  -------------------   ----------------------
                                     2Q91      4Q96          2Q91 to 4Q96
                                     ----      ----          ------------
  Producers' Durable Equipment       6.0%      8.5%              9.3%
  High Technology Equipment          1.9%      3.7%             15.6%
   Computers                         0.5%      2.1%             32.9%

  Real GDP                                                       2.6%

                           BUSINESS CAPITAL SPENDING*
                                     4Q1996
                                   [GRAPHIC]

Structures               22.5%

Producers' Durable
Equipment                -1.7%

  High-Technology
  Equipment              11.5%

    Computers            26.8%

  Industrial
  Machinery              -6%

  Transportation
  Equipment             -15.7%

* Annualized

ECONOMIC OUTLOOK

wartime manufacturing sharply boosted equipment production and consumer spending was severely curtailed. When students of the business cycle look back on this expansion, what occurred in the business equipment sector will likely be the most remarkable feature of this economic expansion.

Another Year of Moderate Growth for 1997.

     As the business expansion is about to enter its seventh year, the economy appears to be on the path toward another year of moderate growth. No serious imbalances are evident in the economy, which lowers the odds of the economy falling into recession during 1997. The rapid rise in consumer indebtedness over the past three years and the attendant burden of servicing that debt buildup points to, at best, further moderate gains in consumer spending. The housing sector should be flat to modestly lower due to the late point in the economic cycle and the higher level of mortgage rates. Business capital spending for equipment should be the strongest sector of the economy as the continued advancement of electronic technology permits sharp declines in equipment prices, which provides incentives to substitute high-technology equipment, for labor and/or other types of capital goods. We do anticipate that it will be tough for spending on high-technology equipment to match the heady pace reached earlier in the expansion, however. Exports had such a blockbuster quarter that a slower growth rate is likely, particularly given the U.S. dollar's recent strength. We expect the economy to grow at a rate near two percent during 1997.

INFLATION

<GRAPHIC>

                                            INFLATION MEASURES
                                                  1996
                                            ------------------
Consumer Price Index (CPI)                        3.3%
CPI less Food & Energy                            2.6%
Producer Price Index (PPI)                        2.8%
PPI less Food & Energy                            0.1%
GDP Fixed-Weight Price Index                      2.2%




Negligible Inflation.

     The inflation data for 1996 was excellent, particularly considering the advanced age of the current business expansion. Except for a sharp run-up in energy costs last year, overall inflation remained very well behaved, in part because increased competition is restraining the ability of many businesses to raise their prices. Consumers are little influenced in their buying decisions by expectations of price increases in the future. Pricing leverage remains the exception and not the rule in the domestic economy.

     The Federal Reserve remains concerned that a slow but steady increase in labor costs could translate into higher consumer prices. The low unemployment rate, however, has not yet empowered labor to exact higher wage increases. The employment cost index rose only 2.9 percent last year, the lowest annual figure on record. Companies' emphasis on cutting labor costs, which represent about 70 percent of production expenses, has made them more resistant to higher wage demands. At the same time, wage earners have placed more emphasis on job security rather than wage increases as the tidal wave of substituting equipment for labor continues to wash over Corporate America. The battle for market share from both domestic and foreign producers remains intense, exerting additional restraint on prices. We expect inflation to remain in the two to three percent range for 1997.

JOSEPH T. KEATING
Chief Investment Officer

The information discussed herein is based on Commerce Department data released January 31, 1997.

PORTFOLIO REVIEWS

THE KENT SHORT TERM BOND FUND
BY MITCHELL L. STAPLEY,
PORTFOLIO MANAGER

     The Kent Short Term Bond Fund operated in an environment of rising yields during the 12 months ended December 31, 1996. For example, two-year Treasury note yields rose from 5.15% to 5.87% during the period, with most of the increase coming during the first five months of the year, making it a difficult time for most fixed-income investors. Rates declined somewhat during the autumn months, helping the prices of fixed-income securities to rebound. But rates rose again in December, and securities' prices suffered as a result.

     The upshot: The Fund's Institutional and Investment Shares during the 12-month period posted total returns of 4.22% and 4.06%, respectively, before the deduction of sales charges. That compared to a 5.08% total return for the Lehman Brothers 1-3 Year Government Bond Index.

A LONG-TERM APPROACH

     Our strategy in this environment was to gradually increase the Fund's average maturity as interest rates rose and the prices of fixed-income securities declined. That approach allowed us to increase our exposure to the fixed-income market during periods when prices were relatively low -- an approach that may not pay off in the short term but generally provides a sound long-term policy.

     Moreover, the rise in interest rates that occurred early in the year took place in the context of a relatively benign outlook for inflation. In fact, as rates rose and inflation stayed relatively constant at around 3%, the real, after-inflation yields on fixed-income securities became increasingly attractive. That provided additional incentive to extend the average maturity of the Fund's investments -- although not dramatically, given the Fund's role as a short-term vehicle that always maintains a relatively short average maturity of one to three years.

     Thus, as interest rates climbed, the Fund's average maturity rose from around 2.3 years early in 1996 to 2.5 years in August 1996. The average maturity then declined to around 2.3 years as interest rates subsided and securities' prices rose in the autumn, making them relatively less attractive.

     The Fund maintained a high-quality portfolio divided roughly equally between investment grade corporate issues and government securities. The very modest additional yield paid by corporate securities in the recent environment did not justify a larger stake in those instruments.

THE OUTLOOK

     We expect that the economy will grow at a 2.0% to 2.5% annual pace in the months ahead, while inflation will remain moderate. Such an environment, we believe, would expose shareholders in this Fund to only modest volatility, with the potential to achieve attractive real returns. We will continue to maintain a high-quality portfolio of short-term issues, taking advantage of attractive opportunities that arise among securities of different maturities at the short end of the yield curve.


THE KENT SHORT TERM BOND FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1996
-----------------------
                                   [GRAPHIC]

U.S. Government & Agency Obligations            51.9%
Corporate Notes & Bonds                         46.6%
Cash Equivalents & Net Other Assets &
  Liabilities                                    1.5%

Portfolio composition is subject to change.


THE KENT SHORT TERM BOND FUND+
SEC 30-DAY YIELDS AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
                                INSTITUTIONAL CLASS          INVESTMENT CLASS
------------------------------------------------------------------------------
                                         5.28%                     4.92%
SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1996. Yield calculations represent past performance and will fluctuate.

PORTFOLIO REVIEWS


THE KENT SHORT TERM BOND FUND+
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
                                 INVESTMENT CLASS*        INSTITUTIONAL CLASS
                                (inception: 12/4/92)     (inception: 11/2/92)
------------------------------------------------------------------------------
                  One Year               -0.06%                   4.22%
               Three Years                3.64%                   5.19%
              Life of Fund                3.48%                   4.68%


* Reflects 4.00% sales charge.


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS 1 - 3 YEAR GOVERNMENT BOND INDEX, CONSUMER PRICE INDEX
AND 91-DAY TREASURY BILL
                                11/2/92     12/31/92     12/31/93     12/31/94     12/31/95    12/31/96
                                -------     --------     --------     --------     --------    --------
The Kent Short Term Bond Fund
 Institutional Class Shares     $10,000      $10,088      $10,396      $10,503      $11,609     $12,098

The Lehman Brothers 1-3 Year
 Government Bond Index          $10,000      $10,078      $10,621      $10,675      $11,832     $12,433

Consumer Price Index            $10,000      $10,007      $10,282      $10,557      $10,825     $11,213

91-Day Treasury Bill            $10,000      $10,053      $10,356      $10,798      $11,393     $11,965
-------------------------------------------------------------------------------------------------------

                                12/4/92     12/31/92     12/31/93     12/31/94     12/31/95    12/31/96
                                -------     --------     --------     --------     --------    --------
The Kent Short Term Bond Fund
 Investment Class Shares        $ 9,597      $ 9,625      $ 9,918      $10,018      $11,050     $11,499

The Lehman Brothers 1-3 Year
 Government Bond Index          $10,000      $10,093      $10,637      $10,691      $11,850     $12,452

Consumer Price Index            $10,000      $ 9,992      $10,267      $10,542      $10,809     $11,197

91-Day Treasury Bill            $10,000      $10,027      $10,329      $10,770      $11,364     $11,935



Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable). Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The 91-day Treasury Bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days. The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of consumer products. Total return is based on changes in net asset value assuming reinvestment of all dividends and capital gains distributions.

+ Certain fees were being waived. Had these waivers not been in effect, total return would have been lower, and the 30-day SEC yields would have been 5.26% for Institutional Shares and 4.80% for Investment Shares.

PORTFOLIO REVIEWS

THE KENT INTERMEDIATE BOND FUND
BY MITCHELL L. STAPLEY,
PORTFOLIO MANAGER

     The average maturity of the Kent Intermediate Bond Fund rose from 4.8 years to 5.4 years during the 12 months ended December 31, 1996. The increase in the Fund's average maturity reflected the fact that yields rose sharply in the intermediate sector of the bond market during the first eight months of the year, providing opportunities for the Fund to lock in relatively attractive yields among such issues. For example, yields on ten-year Treasuries climbed from 5.57% to 6.94% during the period.

     That rise in yields caused prices of intermediate bonds to decline during the first eight months of the year, although prices recovered somewhat during the last three months of 1996. The Fund's Institutional and Investment Shares before deduction of sales charges had total returns of 3.01% and 2.76% during the 12-month period, respectively. That compared to a total return of 4.06% for the Lehman Brothers Intermediate Government/Corporate Bond Index.

ATTRACTIVE YIELDS AFTER INFLATION

     The increase in the Fund's average maturity in part reflected our view that rising bond yields provided very attractive opportunities in an environment of modest inflation.

     In fact, inflation remained steady at around 3% even as yields on intermediate issues climbed more than eight-tenths of a percentage point. For example, 30-year Treasury bonds recently yielded 6.65% -- providing a 4.40% yield after accounting for a 2.25% trend rate of inflation. It's unusual to have such high "real yields," so we took advantage of the situation by purchasing issues with seven- to ten-year maturities, to lengthen the Fund's average maturity. Those issues performed very well during the bond-market rally that took place in the fall of 1996.

     Most of the Fund's new investments were Treasury securities. Corporate bonds offered yields that were slightly higher on issues of comparable maturities, although from a historical perspective current yield spread levels are tight, and the additional yields did not compensate for the extra credit risk that even high-quality corporate issues carry compared to government issues.

LOOKING AHEAD

     It's not our policy to try to predict short-term moves in interest rates or bond prices. Instead, we will continue to take advantage of opportunities to extend the Fund's average maturity when rates rise and real yields appear more attractive, and reduce that average maturity during bond-market rallies that drive bond yields lower. At the same time, we'll continue to purchase mostly government issues as long as the difference between their yields and corporate bond yields remains so small. But we will take advantage of opportunities to buy corporate issues when our credit research uncovers overlooked bargains in that sector.


THE KENT INTERMEDIATE BOND FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------

Cash Equivalent & Net Other Assets & Liabilities        1.1%
Corporate Notes & Bonds                                18.9%
U.S. Government & Agency Obligations                   80.0%

Portfolio composition is subject to change.



THE KENT INTERMEDIATE BOND FUND+
SEC 30-DAY YIELDS AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
                          INSTITUTIONAL CLASS           INVESTMENT CLASS
------------------------------------------------------------------------------
                                 5.52%                         5.05%
SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1996. Yield calculations represent past performance and will fluctuate.

PORTFOLIO REVIEWS


THE KENT INTERMEDIATE BOND FUND+
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
                                   INVESTMENT CLASS*       INSTITUTIONAL CLASS
                                 (inception: 11/25/92)     (inception: 11/2/92)
------------------------------------------------------------------------------
               One Year                   -1.33%                   3.01%
            Three Years                    3.48%                   5.03%
           Life of Fund                    4.62%                   5.84%

* Reflects 4.00% sales charge.


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX
------------------------------------------------------------------------------

                                11/2/92     12/31/92     12/31/93     12/31/94     12/31/95     12/31/96
                                -------     --------     --------     --------     --------     --------
The Kent Intermediate Bond Fund
 Institutional Class Shares     $10,000      $10,125      $10,934      $10,585      $12,298      $12,668

The Lehman Brothers
 Intermediate Government/
 Corporate Bond Index           $10,000      $10,095      $10,976      $10,762      $12,410      $12,913


                               11/25/92     12/31/92     12/31/93     12/31/94     12/31/95     12/31/96
                               --------     --------     --------     --------     --------     --------
The Kent Intermediate Bond Fund
 Investment Class Shares        $ 9,596      $ 9,644      $10,434      $10,119      $11,714      $12,038

The Lehman Brothers
 Intermediate Government/
 Corporate Bond Index           $10,000      $10,134      $11,018      $10,803      $12,457      $12,962


Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable). Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions.

+ Certain fees were being waived. Had these waivers not been in effect, total return would have been lower, and the 30-day SEC yields would have been 5.50% for Institutional Shares and 5.03% for Investment Shares.

PORTFOLIO REVIEWS

THE KENT INCOME FUND
BY MITCHELL L. STAPLEY,
PORTFOLIO MANAGER

     The average maturity of the Fund's portfolio climbed sharply during the 12 months ended December 31, 1996, rising from 9.8 years to 13.5 years. The increase in the Fund's average maturity reflected our efforts to take advantage of sharply rising yields during the year, which we believe provided excellent long-term opportunity for our shareholders. For example, yields on 30-year Treasury bonds rose from 5.95% to a high of 7.08% in early September, before falling to 6.65% by year-end.

FINDING BARGAINS

     The Fund suffered losses along with other long-term funds during the first part of 1996, as rising bond yields caused prices of long-term bonds to fall. But the Fund took advantage of those price declines to buy issues at attractive prices, and their prices rebounded sharply during the bond-market rally that occurred in the fall. The Fund's Institutional and Investment Shares posted total returns before the sales charge of 1.19% and 1.16%, respectively, compared to a 2.91% total return for the Lehman Brothers Government/Corporate Bond Index and 0.14% for the Lehman Brothers Long Government/Corporate Bond Index.

     The Fund increased its average maturity during the first three months of the year, in part by selling issues with ten-year maturities and replacing them with issues that mature in approximately 15 to 20 years. That decision also helped support the Fund's returns during the remainder of the year as ten-year issues saw their yields rise roughly 35 basis points during the remainder of the year, while yields on 15-year issues climbed only 15 basis points by year-end.

STICKING WITH QUALITY

     The Fund continued to invest in issues with high credit ratings. Government and agency obligations grew from 55% of the total portfolio to around 66% at the end of 1996. Yields on corporate bonds offered little advantage over yields on safer government issues. If the economy slows down, it seems likely that investors will demand a higher yield premium from corporate issues -- and that could provide better opportunities in the corporate sector in the coming months.

LOOKING AHEAD

     The Fund's investment in longer-term issues during the recent period has locked in a high level of current income for shareholders. Thus, there is the potential for significant capital appreciation if bond yields decline. A number of factors point to the prospect for slower economic growth and lower bond yields. Among them: the high level of consumer debt burden; a slower housing market; the record number of personal bankruptcies and the strong dollar, which will discourage export growth.

     At the same time, such an environment poses risk for lower-rated securities. Thus, we will maintain a portfolio of government and investment grade corporate issues that can help reduce that risk for shareholders.



THE KENT INCOME FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1996
--------------------------
U.S. Government & Agency Obligations         65.8%
Notes & Bonds                                32.4%
Cash Equivalents & Net Other
 Assets & Liabilities                         1.8%

Portfolio composition is subject to change.



THE KENT INCOME FUND
SEC 30-DAY YIELDS AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
                          INSTITUTIONAL CLASS                INVESTMENT CLASS
------------------------------------------------------------------------------
                                 6.06%                             5.56%
SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1996. Yield calculations represent past performance and will fluctuate.

PORTFOLIO REVIEWS

THE KENT INCOME FUND+
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
                                    INVESTMENT CLASS*     INSTITUTIONAL CLASS
                                   (inception: 3/22/95)   (inception: 3/20/95)
------------------------------------------------------------------------------
                 One Year                 -2.87%                  1.19%
             Life of Fund                  6.14%                  8.83%

* Reflects 4.00% sales charge.


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
AND THE LEHMAN BROTHERS LONG GOVERNMENT/CORPORATE BOND INDEX
------------------------------------------------------------------------------
                                 3/20/95    12/31/95    12/31/96
                                 -------    --------    --------
The Kent Income Fund
 Institutional Class Shares      $ 9,960     $11,506     $11,643

The Lehman Brothers
 Government/Corporate
 Bond Index                      $10,000     $11,358     $11,688

The Lehman Brothers Long
 Government/Corporate
 Bond Index                      $10,000     $12,190     $12,207


                                 3/22/95    12/31/95    12/31/96
                                 -------    --------    --------
The Kent Income Fund
 Investment Class Shares         $ 9,556     $11,002     $11,130

The Lehman Brothers
 Government/Corporate
 Bond Index                      $10,000     $11,358     $11,688

The Lehman Brothers Long
 Government/Corporate
 Bond Index                      $10,000     $12,190     $12,207

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable). Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Lehman Brothers Government/Corporate Bond Index and The Lehman Brothers Long Government/Corporate Bond Index are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. government agencies, corporate debt guaranteed by the U.S. government and all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. Total return is based on net changes in net asset value, assuming the reinvestment of dividends and capital gains distributions.

+ Certain fees were bing waived. Had these waivers not been in effect, total return would have been lower, and the 30-day SEC yields would have been 6.04% for Institutional Shares and 5.54% for Investment Shares.

                      This page left blank intentionally.

                        The Kent    SHORT TERM BOND FUND
                        Funds       PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1996

 PRINCIPAL                                         VALUE
   AMOUNT                                        (NOTE 2)
------------                                   -------------
U.S. GOVERNMENT OBLIGATIONS -- 49.8%
              U.S. TREASURY NOTES -- 49.8%
$  5,000,000  5.13%, 4/30/98.................  $   4,961,700
  16,200,000  7.13%, 10/15/98................     16,544,250
  25,000,000  8.88%, 11/15/98................     26,304,750
  43,000,000  7.50%, 10/31/99................     44,599,170
  12,500,000  5.63%, 2/28/01.................     12,252,000
   5,000,000  6.63%, 7/31/01.................      5,079,700
   8,000,000  7.50%, 11/15/01................      8,421,280
                                               -------------
              TOTAL U.S. GOVERNMENT
              OBLIGATIONS....................    118,162,850
                                               -------------
              (cost $118,540,527)

U.S. GOVERNMENT AGENCY OBLIGATION -- 2.1%
              FEDERAL HOME LOAN MORTGAGE
              CORP. -- 2.1%
   5,000,000  4.65%*, 3/11/97................      4,951,900
                                               -------------
              TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATION.....................      4,951,900
                                               -------------
              (cost $5,000,000)

CORPORATE NOTES AND BONDS -- 46.2%
              BANKING -- 4.3%
   5,000,000  Chase Manhattan Corp.,
              7.50%, 12/1/97.................      5,062,200
   5,000,000  National Bank of Detroit,
              Medium Term Note,
              6.45%, 7/10/97.................      5,022,800
                                               -------------
                                                  10,085,000
                                               -------------
              BROKERS -- 4.7%
   6,000,000  Morgan Stanley Group, Inc.,
              Medium Term Note,
              6.50%, 3/30/01.................      5,978,040
   5,000,000  Salomon, Inc., Medium Term
              Note,
              8.71%, 2/17/98.................      5,141,250
                                               -------------
                                                  11,119,290
                                               -------------

              COMPUTER HARDWARE MANUFACTURING -- 2.1%
   5,000,000  International Business Machines
              Corp.,
              6.38%, 11/1/97.................      5,018,050
                                               -------------

              ENTERTAINMENT -- 2.1%
   5,000,000  Walt Disney Co., Series A,
              Global Bond,
              6.38%, 3/30/01.................      4,978,000
                                               -------------

              FINANCE -- 19.6%
   5,329,000  Associates Corp. N.A.,
              5.25%, 3/30/00.................      5,144,990
   6,000,000  AT&T Capital Corp.,
              7.39%, 4/15/97.................      6,028,260
   5,000,000  Ford Motor Credit Corp.,
              7.13%, 12/1/97.................      5,050,350


 PRINCIPAL                                         VALUE
   AMOUNT                                        (NOTE 2)
------------                                   -------------
CORPORATE NOTES AND BONDS (CONTINUED)
              FINANCE (CONTINUED)
$  5,000,000  General Motors Acceptance
              Corp., Medium Term Note,
              6.75%, 4/29/97.................  $   5,016,750
   5,000,000  General Motors Acceptance
              Corp., Medium Term Note,
              8.25%, 1/23/98.................      5,120,900
   5,000,000  Goldman Sachs Group, L.P.,
              6.10%, 4/15/98 (b).............      4,973,700
   5,000,000  Household Finance Corp., Medium
              Term Note,
              6.85%, 7/21/97.................      5,026,700
   5,000,000  New England Education Loan
              Marketing Corp., Medium Term
              Note,
              6.13%, 7/17/98.................      4,987,500
   5,000,000  Norwest Corp., Medium Term
              Note,
              7.13%, 9/9/99..................      5,103,600
                                               -------------
                                                  46,452,750
                                               -------------
              INSURANCE -- 2.1%
   5,000,000  Travelers Group, Inc.,
              5.75%, 4/15/98.................      4,973,700
                                               -------------

              PHARMACEUTICALS -- 2.2%
   5,000,000  American Home Products Corp.,
              7.70%, 2/15/00.................      5,184,650
                                               -------------

              RETAIL -- 2.4%
   5,500,000  Sears Roebuck & Co.,
              8.45%, 11/1/98.................      5,708,835
                                               -------------

              TELECOMMUNICATIONS -- 2.5%
   6,000,000  Southwestern Bell Telephone
              Co., Medium Term Note,
              6.13%, 3/12/01.................      5,910,720
                                               -------------

              TRANSPORTATION -- 2.1%
   5,000,000  Ryder System, Inc., Medium Term
              Note,
              7.88%, 11/24/97................      5,077,400
                                               -------------

              UTILITIES -- 2.1%
   5,000,000  Georgia Power Co., First
              Mortgage,
              6.13%, 9/1/99..................      4,971,900
                                               -------------

              TOTAL CORPORATE NOTES AND
              BONDS..........................    109,480,295
                                               -------------
              (cost $109,906,325)

COMMERCIAL PAPER -- 0.4%
              FINANCE -- 0.4%
     967,762  Ford Motor Credit Corp.,
              6.00%, 1/2/97..................        967,762
                                               -------------

              TOTAL COMMERCIAL PAPER.........        967,762
                                               -------------
              (cost $967,762)

                                  Continued
                                      13

                        The Kent    SHORT TERM BOND FUND
                        Funds       PORTFOLIO OF INVESTMENTS  (CONTINUED)
                                    DECEMBER 31, 1996

                                                   VALUE
                                                 (NOTE 2)
                                               -------------

TOTAL INVESTMENTS -- 98.5%...................  $ 233,562,807
(cost $234,414,614)(a)
OTHER ASSETS IN EXCESS OF LIABILITIES --
  1.5%.......................................      3,534,103
                                               -------------
NET ASSETS -- 100.0%.........................  $ 237,096,910
                                               =============

---------------------------------------

Percentages indicated are based on net assets of $237,096,910.

(a) Represents cost for federal income tax purposes and
    differs from value by net unrealized depreciation of
    securities as follows:
         Unrealized appreciation............  $ 1,270,773
         Unrealized depreciation............   (2,122,580)
                                              -----------
         Net unrealized depreciation........  $  (851,807)
                                              ============
(b) 144a security which is restricted as to resale to institutional investors.

* Variable rate security. Rate presented represents rate in effect at December 31, 1996. Maturity date reflects next rate change date.

                       See Notes to Financial Statements.

                        The Kent    INTERMEDIATE BOND FUND
                        Funds       PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 2)
------------                                   ------------
U.S. GOVERNMENT OBLIGATIONS -- 75.7%
              U.S. TREASURY NOTES -- 69.8%
$ 34,000,000  5.25%, 7/31/98.................  $ 33,718,480
  20,000,000  8.88%, 11/15/98................    21,043,800
  35,000,000  6.38%, 5/15/99.................    35,300,650
  38,000,000  7.50%, 10/31/99................    39,413,220
  76,250,000  7.75%, 1/31/00.................    79,788,762
  30,000,000  6.88%, 3/31/00.................    30,675,000
  24,000,000  8.75%, 8/15/00.................    26,010,000
  33,500,000  6.25%, 8/31/00.................    33,625,625
  47,000,000  6.38%, 3/31/01.................    47,315,840
  40,000,000  7.50%, 11/15/01................    42,106,400
  65,000,000  6.25%, 2/15/03.................    64,918,750
  32,000,000  7.88%, 11/15/04................    34,920,000
   6,465,000  6.50%, 5/15/05.................     6,508,445
  26,210,000  7.00%, 7/15/06.................    27,229,831
  19,710,000  6.50%, 10/15/06................    19,817,814
                                               ------------
                                                542,392,617
                                               ------------

              U.S TREASURY BONDS -- 5.9%
  30,000,000  9.13%, 5/15/09.................    34,551,600
  10,000,000  7.50%, 11/15/16................    10,825,000
                                               ------------
                                                 45,376,600
                                               ------------
              TOTAL U.S. GOVERNMENT
              OBLIGATIONS....................   587,769,217
                                               ------------
              (cost $594,399,216)

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.3%
              FEDERAL HOME LOAN BANK -- 0.6%
   5,000,000  6.49%, 1/8/04..................     4,983,250
                                               ------------
              FEDERAL HOME LOAN MORTGAGE
              CORP. -- 2.5%
   5,000,000  4.65%*, 3/11/97................     4,951,900
  10,410,000  8.12%, 1/31/05.................    11,330,660
   3,000,000  7.22%, 6/14/06.................     3,100,320
                                               ------------
                                                 19,382,880
                                               ------------
              FEDERAL NATIONAL MORTGAGE ASSOC. -- 1.2%
   9,100,000  6.15%, 7/25/16.................     9,045,946
                                               ------------

              TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATIONS....................    33,412,076
                                               ------------
              (cost $33,754,514)

COMMERCIAL PAPER -- 0.1%
              FINANCE -- 0.1%
     804,948  Ford Motor Credit Corp., 6.00%,
              1/2/97.........................       804,948
                                               ------------
              TOTAL COMMERCIAL PAPER.........       804,948
                                               ------------
              (cost $804,948)

 PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 2)
------------                                   ------------

CORPORATE NOTES AND BONDS -- 18.8%
              BANKING -- 6.6%
$  6,000,000  Bank of Montreal-Chicago,
              7.80%, 4/1/07..................  $  6,246,840
   7,000,000  Chemical Bank, 7.00%, 6/1/05...     6,985,300
   8,000,000  Midland Bank PLC, 6.95%,
              3/15/11........................     7,718,320
   5,000,000  NCNB Corp., 9.38%, 9/15/09.....     5,856,300
   8,000,000  Royal Bank of Scotland, 6.38%,
              2/1/11.........................     7,347,440
   7,000,000  Societe Generale New York,
              9.88%, 7/15/03.................     8,076,390
   9,350,000  Societe Generale New York,
              7.40%, 6/1/06..................     9,512,130
                                               ------------
                                                 51,742,720
                                               ------------
              BROKERS -- 3.6%
   5,000,000  Morgan Stanley Group, Inc.,
              Medium Term Note, Series C,
              6.70%, 5/1/01..................     5,015,850
   5,000,000  Salomon, Inc., Medium Term
              Note, 6.22%*, 2/15/99..........     5,010,250
   5,000,000  Salomon, Inc., 7.25%, 5/1/01...     5,047,300
   5,000,000  Smith Barney Holdings, Inc.,
              6.63%, 11/15/03................     4,923,450
   8,000,000  Smith Barney Holdings, Inc.,
              7.13%, 10/1/06.................     7,990,000
                                               ------------
                                                 27,986,850
                                               ------------
              FINANCIAL SERVICES -- 7.1%
  10,000,000  CIT Group Holdings, Medium Term
              Note, 6.25%, 10/25/99..........     9,980,300
  10,000,000  Ford Capital, Guaranteed Notes,
              9.88%, 5/15/02.................    11,374,000
   8,400,000  Ford Motor Credit Corp., Medium
              Term Note, 9.03%, 12/30/09,
              Callable 12/30/04 @ 100........     9,370,704
   5,000,000  General Electric Capital Corp.,
              6.66%*, 5/1/18, Callable 5/1/00
              @ 100..........................     5,031,300
   4,000,000  Household Finance Corp., 6.88%,
              3/1/03.........................     4,020,360
  10,000,000  New England Education, Loan
              Marketing Corp., Medium Term
              Note, 6.13%, 7/17/98...........     9,975,000
   5,000,000  Sears Roebuck Acceptance Corp.,
              Medium Term Note, 6.86%,
              8/6/01.........................     5,040,200
                                               ------------
                                                 54,791,864
                                               ------------

                                  Continued
                                      15

                        The Kent    INTERMEDIATE BOND FUND
                        Funds       PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
   AMOUNT                                        (NOTE 2)
------------                                   ------------
CORPORATE NOTES AND BONDS (CONTINUED)
              HUMAN RESOURCES -- 0.7%
$  5,500,000  Olsten Corp., 7.00%, 3/15/06...  $  5,461,775
                                               ------------
              TELECOMMUNICATIONS -- 0.8%
   6,000,000  Bell Canada, 7.75%, 4/1/06.....     6,292,140
                                               ------------
              TOTAL CORPORATE NOTES AND BONDS
              (cost $144,750,685)............   146,275,349
                                               ------------

TOTAL INVESTMENTS -- 98.9%...................   768,261,590
(cost $773,709,363)(a)
OTHER ASSETS IN EXCESS OF LIABILITIES --
  1.1%.......................................     8,461,248
                                               ------------
NET ASSETS -- 100.0%.........................  $776,722,838
                                               ============

---------------------------------------
Percentages indicated are based on net assets of $776,722,838.

(a)  Represents cost for financial reporting purposes and
     differs from cost basis for federal income tax
     purposes by the amount of losses recognized for
     financial reporting in excess of federal income tax
     reporting of approximately $687,000. Cost for federal
     income tax purposes differs from value by net
     unrealized depreciation of securities as follows:
           Unrealized appreciation..........  $  4,518,491
           Unrealized depreciation..........   (10,653,264)
                                              ------------
           Net unrealized depreciation......  $ (6,134,773)
                                              ============
* Variable rate security. Rate presented represents rate in effect at December 31, 1996. Maturity date reflects next rate change date.
PLC  Public Limited Company

                       See Notes to Financial Statements.

                        The Kent    INCOME FUND
                        Funds       PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1996

 PRINCIPAL                                         VALUE
   AMOUNT                                        (NOTE 2)
------------                                   -------------
U.S. GOVERNMENT OBLIGATIONS -- 62.6%
              U.S. TREASURY BONDS -- 62.6%
 $30,000,000  11.88%, 11/15/03...............  $  39,135,900
  25,000,000  10.38%, 11/15/12...............     32,195,250
  41,800,000  9.25%, 2/15/16.................     53,066,354
  10,350,000  7.25%, 5/15/16.................     10,928,979
   7,500,000  8.75%, 8/15/20.................      9,234,375
   7,000,000  7.13%, 2/15/23.................      7,308,420
                                               -------------
              TOTAL U.S. GOVERNMENT
              OBLIGATIONS....................    151,869,278
                                               -------------
              (cost $151,160,825)

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.2%
              FEDERAL HOME LOAN MORTGAGE
              CORP. -- 1.1%
   2,500,000  7.22%, 6/14/06.................      2,583,600
                                               -------------
              FEDERAL NATIONAL MORTGAGE
              ASSOC. -- 2.1%
   5,000,000  7.40%, 7/1/04..................      5,239,850
                                               -------------

              TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATIONS....................      7,823,450
                                               -------------
              (cost $7,520,354)

COMMERCIAL PAPER -- 0.2%
              FINANCE -- 0.2%
     478,449  Ford Motor Credit Corp.,
              6.00%, 1/2/97..................        478,449
                                               -------------
              TOTAL COMMERCIAL PAPER.........        478,449
                                               -------------
              (cost $478,449)

CORPORATE NOTES AND BONDS -- 30.9%
              BANKING -- 14.7%
   2,700,000  Bank of Montreal-Chicago,
              7.80%, 4/1/07..................      2,811,078
   2,000,000  Bank of New York,
              8.50%, 12/15/04................      2,184,060
   2,000,000  BankAmerica Corp.,
              7.20%, 4/15/06.................      2,019,580
   2,000,000  Chase Manhattan Corp.,
              7.13%, 3/1/05..................      2,014,820
   2,000,000  Fleet Financial Group,
              8.63%, 1/15/07.................      2,206,680
   2,000,000  Midland Bank PLC,
              7.63%, 6/15/06.................      2,070,920
   2,000,000  Midland Bank PLC,
              6.95%, 3/15/11.................      1,929,580
   3,000,000  National City Bank of
              Cleveland,
              7.25%, 7/15/10.................      3,007,050
   3,000,000  NCNB Corp.,
              10.20%, 7/15/15................      3,795,570
   2,250,000  PNC Bank, N.A.,
              7.88%, 4/15/05.................      2,354,175

 PRINCIPAL                                         VALUE
   AMOUNT                                        (NOTE 2)
------------                                   -------------
CORPORATE NOTES AND BONDS (CONTINUED)
              BANKING (CONTINUED)
  $2,000,000  Republic New York Corp.,
              7.00%, 3/22/11.................  $   1,965,860
   3,000,000  Royal Bank of Scotland,
              6.38%, 2/1/11..................      2,755,290
   4,600,000  Societe Generale New York,
              7.40%, 6/1/06..................      4,679,764
   2,000,000  Swiss Bank Corp. -- New York,
              7.38%, 7/15/15.................      1,991,440
                                               -------------
                                                  35,785,867
                                               -------------
              BROKERS -- 1.7%
   2,000,000  Lehman Brothers Holdings, Inc.,
              8.75%, 3/15/05.................      2,154,120
   2,000,000  Salomon, Inc.,
              6.75%, 2/15/03.................      1,958,820
                                               -------------
                                                   4,112,940
                                               -------------
              CHEMICALS -- 1.3%
   3,000,000  Engelhard Corp.,
              7.38%, 8/1/06..................      3,089,850
                                               -------------
              FINANCIAL SERVICES -- 4.5%
   2,000,000  Discover Credit,
              9.26%, 3/20/12.................      2,370,000
   2,000,000  Ford Motor Credit Corp.,
              9.03%, 12/30/09, Callable
              12/30/04 @ 100.................      2,231,120
   2,000,000  General Motors Acceptance
              Corp.,
              9.13%, 7/15/01.................      2,186,500
   4,000,000  St. Paul Cos., Inc.,
              7.25%, 8/9/07..................      4,080,280
                                               -------------
                                                  10,867,900
                                               -------------
              GAS TRANSMISSION -- 1.0%
   2,500,000  Enserch Corp.,
              7.13%, 6/15/05.................      2,487,800
                                               -------------
              HUMAN RESOURCES -- 0.6%
   1,500,000  Olsten Corp.,
              7.00%, 3/15/06.................      1,489,575
                                               -------------
              INSURANCE -- 1.7%
   2,000,000  Geico Corp.,
              7.50%, 4/15/05.................      2,067,760
   2,000,000  Travelers Group, Inc.,
              7.88%, 5/15/25.................      2,088,980
                                               -------------
                                                   4,156,740
                                               -------------
              OIL & GAS -- 2.5%
   5,000,000  Phillips Petroleum Co.,
              9.38%, 2/15/11.................      5,971,750
                                               -------------
              RETAIL STORES -- 2.1%
   5,000,000  Fred Meyer, Inc., Lease Trust,
              8.50%, 7/15/17 (b).............      5,166,500
                                               -------------

                                  Continued

                        The Kent    INCOME FUND
                        Funds       PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

 PRINCIPAL                                         VALUE
   AMOUNT                                        (NOTE 2)
------------                                   -------------
CORPORATE NOTES AND BONDS (CONTINUED)
              UTILITIES -- 0.8%
  $2,000,000  Pacific Gas & Electric,
              6.25%, 3/1/04..................  $   1,918,380
                                               -------------
              TOTAL CORPORATE NOTES AND
              BONDS..........................     75,047,302
                                               -------------
              (cost $73,925,490)

FOREIGN GOVERNMENT AGENCY -- 0.5%
              CANADA -- 0.5%
   1,000,000  Hydro-Quebec,
              9.41%, 3/23/00.................      1,081,880
                                               -------------

              TOTAL FOREIGN GOVERNMENT
              AGENCY.........................      1,081,880
                                               -------------
              (cost $1,059,483)

MUNICIPAL SECURITY -- 0.8%
              CALIFORNIA -- 0.8%
   2,000,000  San Bernardino County Financing
              Authority,
              Pension Obligation Revenue,
              6.99%, 8/1/10,
              (Insured by MBIA)..............      1,995,000
                                               -------------
              TOTAL MUNICIPAL SECURITY.......      1,995,000
                                               -------------
              (cost $2,030,920)

TOTAL INVESTMENTS -- 98.2%...................    238,295,359
(cost $236,175,521)(a)
OTHER ASSETS IN EXCESS OF LIABILITIES --
  1.8%.......................................      4,486,356
                                               -------------
NET ASSETS -- 100.0%.........................  $ 242,781,715
                                               =============

---------------------------------------
Percentages indicated are based on net assets of
$242,781,715.
(a) Represents cost for federal income tax purposes and
    differs from value by net unrealized appreciation of
    securities as follows:
         Unrealized appreciation............  $ 3,752,698
         Unrealized depreciation............   (1,632,860)
                                              -----------
         Net unrealized appreciation........  $ 2,119,838
                                              ============
(b) 144a security which is restricted as to resale to institutional investors.
MBIA -- Municipal Bond Insurance Association
PLC -- Public Limited Company


                      See Notes to Financial Statements.

                        The Kent    STATEMENTS OF ASSETS AND LIABILITIES
                        Funds       DECEMBER 31, 1996

                                                                            SHORT TERM
                                                                               BOND         INTERMEDIATE
                                                                               FUND          BOND FUND       INCOME FUND
                                                                           ------------     ------------     ------------
ASSETS:
  Investments (Note 2):
    Investments at cost..................................................  $234,414,614     $773,709,363     $236,175,521
    Net unrealized appreciation (depreciation)...........................      (851,807)      (5,447,773)       2,119,838
                                                                           ------------     ------------     ------------
      Total investments at value.........................................   233,562,807      768,261,590      238,295,359
  Interest and dividends receivable......................................     3,628,157       13,741,603        4,592,584
  Unamortized organizational costs (Note 2)..............................            --               --            6,024
  Prepaid expenses.......................................................         1,563            2,223               --
                                                                           ------------     ------------     ------------
    Total Assets.........................................................   237,192,527      782,005,416      242,893,967
                                                                           ------------     ------------     ------------
LIABILITIES:
  Payable for investments purchased......................................            --        5,000,000               --
  Advisory fees payable (Note 3).........................................        12,946           47,973           16,025
  Payable to administrator (Note 3)......................................        36,430          120,027           36,186
  Payable to transfer agent (Note 3).....................................        16,608           39,857           11,758
  Printing fees payable..................................................         4,851           12,085            6,901
  Registration & filing fees payable.....................................            --               --           18,318
  Accrued expenses and other liabilities.................................        24,782           62,636           23,064
                                                                           ------------     ------------     ------------
    Total Liabilities....................................................        95,617        5,282,578          112,252
                                                                           ------------     ------------     ------------
NET ASSETS...............................................................  $237,096,910     $776,722,838     $242,781,715
                                                                           ============     ============     ============
NET ASSETS CONSIST OF:
  Paid-in capital........................................................  $243,035,195     $789,079,580     $239,174,252
  Accumulated undistributed net investment income........................       108,998          131,834           49,689
  Accumulated net realized gains (losses) on investments sold............    (5,195,476)      (7,040,803)       1,437,936
  Net unrealized appreciation/depreciation of investments................      (851,807)      (5,447,773)       2,119,838
                                                                           ------------     ------------     ------------
TOTAL NET ASSETS.........................................................  $237,096,910     $776,722,838     $242,781,715
                                                                           ============     ============     ============
INSTITUTIONAL SHARES:
  Net Assets.............................................................  $235,430,128     $769,395,499     $240,059,997
  Shares Outstanding.....................................................    24,151,394       78,822,775       23,623,536
  Net Asset Value, offering and redemption price per share...............  $       9.75     $       9.76     $      10.16
                                                                           ============     ============     ============
INVESTMENT SHARES:
  Net Assets.............................................................  $  1,666,782     $  7,327,339     $  2,721,718
  Shares Outstanding.....................................................       171,112          749,163          267,927
  Net Asset Value and redemption price per share.........................  $       9.74     $       9.78     $      10.16
                                                                           ============     ============     ============
  Maximum Sales Charge -- Investment Shares..............................          4.00%            4.00%            4.00%
                                                                           ============     ============     ============
  Maximum Offering Price Per Share -- Investment Shares
    (100%/(100%-Maximum Sales Charge) of net asset value
    adjusted to nearest cent)............................................  $      10.15     $      10.19     $      10.58
                                                                           ============     ============     ============

                      See Notes to Financial Statements.
                                      19

                        The Kent    STATEMENTS OF OPERATIONS
                        Funds       FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            SHORT TERM
                                                                               BOND         INTERMEDIATE
                                                                               FUND          BOND FUND       INCOME FUND
                                                                            -----------     ------------     -----------
INVESTMENT INCOME (NOTE 2):
  Interest..............................................................    $19,169,228     $ 55,874,467     $14,688,283
  Dividends.............................................................        249,655        1,250,117         234,655
  Other income..........................................................         49,300               --              --
                                                                            -----------     ------------     -----------
    Total Investment Income.............................................     19,468,183       57,124,584      14,922,938
                                                                            -----------     ------------     -----------
EXPENSES:
  Investment advisory fees (Note 3).....................................      1,421,272        4,537,199       1,209,526
  Administration fees (Note 3)..........................................        563,561        1,635,571         399,104
  Custodian fees........................................................         13,952           30,360          13,946
  Legal and audit fees (Note 3).........................................         11,500           41,331          23,288
  Transfer agent fees (Note 3)..........................................         32,649           76,868          25,309
  Distribution fees (Note 3)............................................          3,861           18,017           5,672
  Amortization of organization costs (Note 2)...........................             --               --           1,855
  Other expenses........................................................             --           56,522           1,358
                                                                            -----------     ------------     -----------
    Total Expenses before waivers.......................................      2,046,795        6,395,868       1,680,058
    Less: Waivers (Note 3)..............................................         (6,738)         (17,116)         (5,166)
                                                                            -----------     ------------     -----------
  Net Expenses..........................................................      2,040,057        6,378,752       1,674,892
                                                                            -----------     ------------     -----------
NET INVESTMENT INCOME...................................................     17,428,126       50,745,832      13,248,046
                                                                            -----------     ------------     -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE 2):
  Net realized gains (losses) on investments sold.......................       (937,245)      (7,025,161)      2,157,485
  Net change in unrealized appreciation/depreciation of investments.....     (5,032,357)     (20,975,605)     (7,015,717)
                                                                            -----------     ------------     -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS.......................     (5,969,602)     (28,000,766)     (4,858,232)
                                                                            -----------     ------------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................    $11,458,524     $ 22,745,066     $ 8,389,814
                                                                            ===========     ============     ===========

                      See Notes to Financial Statements.

                        The Kent
                        Funds       STATEMENTS OF CHANGES IN NET ASSETS

                                             SHORT TERM                    INTERMEDIATE
                                             BOND FUND                       BOND FUND                     INCOME FUND
                                    ----------------------------   -----------------------------   ----------------------------
                                     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        1996            1995           1996            1995            1996          1995(1)
                                    -------------   ------------   -------------   -------------   -------------   ------------
NET ASSETS AT BEGINNING OF
  PERIOD..........................  $ 312,313,894   $178,414,322    $ 861,662,351   $ 987,061,853   $ 128,017,408   $         --
                                    -------------   ------------    -------------   -------------   -------------   ------------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income...........     17,428,126     16,283,239       50,745,832      56,284,701      13,248,046      6,998,828
  Net realized gains (losses) on
    investments sold..............       (937,245)      (169,677)      (7,025,161)     26,073,254       2,157,485      3,044,746
  Net change in unrealized
    appreciation/depreciation of
    investments...................     (5,032,357)     9,890,799      (20,975,605)     51,247,235      (7,015,717)     9,135,555
                                    -------------   ------------    -------------   -------------   -------------   ------------
  Net increase in net assets
    resulting from operations.....     11,458,524     26,004,361       22,745,066     133,605,190       8,389,814     19,179,129
                                    -------------   ------------    -------------   -------------   -------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM (NOTE 2):
INSTITUTIONAL:
  Net investment income...........    (17,416,111)   (16,005,158)     (51,337,391)    (54,864,816)    (13,204,524)    (6,835,136)
  In excess of net investment
    income........................             --             --       (2,304,413)             --      (1,956,281)            --
  Net realized gains on
    investments...................             --             --               --              --        (717,482)    (1,002,058)
                                    -------------   ------------    -------------   -------------   -------------   ------------
    Total Dividends and
    Distributions -- Institutional
      Shares......................    (17,416,111)   (16,005,158)     (53,641,804)    (54,864,816)    (15,878,287)    (7,837,194)
                                    -------------   ------------    -------------   -------------   -------------   ------------
INVESTMENT:
  Net investment income...........        (85,476)       (86,567)        (422,949)       (405,376)       (143,574)       (63,640)
  In excess of net investment
    income........................         (9,055)            --          (38,057)             --         (20,998)            --
  Net realized gains on
    investments...................             --             --               --              --          (2,063)       (15,724)
                                    -------------   ------------    -------------   -------------   -------------   ------------
    Total Dividends and
      Distributions -- Investment
      Shares......................        (94,531)       (86,567)        (461,006)       (405,376)       (166,635)       (79,364)
                                    -------------   ------------    -------------   -------------   -------------   ------------
    Total Dividends and
      Distributions to
      shareholders................    (17,510,642)   (16,091,725)     (54,102,810)    (55,270,192)    (16,044,922)    (7,916,558)
                                    -------------   ------------    -------------   -------------   -------------   ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares issued.....     71,401,214    323,161,029      200,094,674     247,279,350     155,448,604    190,561,586
  Reinvestment of distributions...     11,174,796     10,720,840       29,128,985      27,999,029       2,778,971      1,295,537
  Cost of shares redeemed.........   (151,740,876)  (209,894,933)    (282,805,428)   (479,012,879)    (35,808,160)   (75,102,286)
                                    -------------   ------------    -------------   -------------   -------------   ------------
TOTAL NET INCREASE (DECREASE) FROM
  SHARE TRANSACTIONS..............    (69,164,866)   123,986,936      (53,581,769)   (203,734,500)    122,419,415    116,754,837
                                    -------------   ------------    -------------   -------------   -------------   ------------
  Net increase (decrease) in net
    assets........................    (75,216,984)   133,899,572      (84,939,513)   (125,399,502)    114,764,307    128,017,408
                                    -------------   ------------    -------------   -------------   -------------   ------------
NET ASSETS AT END OF PERIOD
  (INCLUDING LINE A)..............  $ 237,096,910   $312,313,894   $  776,722,838   $ 861,662,351   $ 242,781,715   $128,017,408
                                    =============   ============   ==============   =============   =============   ============
(A) Accumulated undistributed net
  investment income...............  $     108,998   $    191,514   $      131,834   $   1,014,509   $      49,689   $    100,052
                                    =============   ============   ==============   =============   =============   ============

------------------------------------------------------------------------

(1) The Fund commenced operations on March 20, 1995.

                      See Notes to Financial Statements.

                        The Kent
                        Funds       NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

  The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. As of the date of this report, the Trust offered thirteen managed investment portfolios. The accompanying financial statements and financial highlights are those of The Kent Short Term Bond Fund, The Kent Intermediate Bond Fund and The Kent Income Fund (individually, a "Portfolio", collectively, the "Portfolios") only.

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value. It allows for the creation of one or more classes of shares within each series, each of which, regardless of class designation, represents an equal proportionate interest in the Portfolios with each other share of that series.

  The Trust may issue more than one series of shares investing in portfolios of securities. The Trust currently issues thirteen series of shares with two separate classes in each series, Investment Shares and Institutional Shares. Each class of shares is entitled upon liquidation of a series to a pro rata share in the net assets of that class of such series. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote. Class specific expenses, if any, are currently limited to expenses directly attributable to the Investment Shares under the Distribution Plan, shareholder services fees and certain printing and postage expenses incurred as they relate to a particular class of shares.

  The investment objective of the Short Term Bond Fund is to seek current income by investing primarily in a limited range of investment quality fixed income securities. The Intermediate Bond Fund's investment objective is to seek current income by investing primarily in a broad range of investment quality debt securities. The investment objective of the Income Fund is to seek a high level of current income by investing in a broad range of investment quality debt securities.

2.  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

PORTFOLIO VALUATION: Corporate debt securities, municipal securities and debt securities of the U.S. government and its agencies (other than short-term investments maturing in 60 days or less) are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value and approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Portfolios declare and distribute dividends from net investment income monthly. Net investment income for this purpose consists of interest accrued, discount earned (including both original issue and market discount) and dividends earned less accrued expenses. Net realized capital gains, if any, are distributed at least annually.

  The amounts of income and capital gains to be distributed are determined in accordance with income tax regulations. Such amounts may vary from income and capital gains recognized in accordance with generally accepted accounting principles.

FEDERAL INCOME TAXES: For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Portfolio to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

                        The Kent
                        Funds       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  At December 31, 1996, the following Portfolios had capital loss carryforwards which will expire during the years indicated:

              FUND                  AMOUNT       YEAR
--------------------------------  ----------     ----
Short Term Bond Fund............  $  656,100     2001
                                   3,015,994     2002
                                     467,881     2003
                                     438,260     2004
                                  ----------
                                  $4,578,235
                                  ==========
Intermediate Bond Fund..........  $6,353,600     2004
                                  ==========

EXPENSES: Expenses directly attributable to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attributable to the Institutional Shares as a class.

ORGANIZATION COSTS: The Kent Income Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the Portfolio's commencement of operations. In the event that any of the initial shares purchased by the Portfolio's sponsor are redeemed during such period by any holder thereof, the Portfolio will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.  RELATED PARTY TRANSACTIONS

  Old Kent Bank ("Investment Adviser") serves as the investment adviser to the Trust. The Investment Adviser is a member of the Michigan State Banking Association and the principal subsidiary of Old Kent Financial Corporation. The Investment Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Short Term Bond Fund, 0.55% of the average daily net assets of the Intermediate Bond Fund and 0.60% of the average daily net assets of the Income Fund.

  Effective August 5, 1996, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") assumed the duties as Administrator and Distributor for the Trust from First Data Investor Services Group, Inc. ("First Data") and 440 Financial Distributors, Inc., an indirect wholly owned subsidiary of First Data, respectively. Also, effective August 5, 1996 and October 7, 1996, respectively, BISYS Fund Services, Inc. assumed the duties as Fund Accountant and Transfer Agent for the Trust from First Data. BISYS and BISYS Fund Services, Inc. are both wholly owned subsidiaries of The BISYS Group, Inc. The Administrator is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.185% of the average daily net assets of the Trust up to $5 billion; 0.165% of the average daily net assets of the Trust in excess of $5 billion up to $7.5 billion; and 0.135% of the average daily net assets of the Trust in excess of $7.5 billion. Fund Accounting fees are computed daily and paid monthly at the annual rate of 0.015% of the average daily net assets of the Trust and are included as part of the fees paid to the Administrator.

  Transfer agent fees for each Portfolio for the year ended December 31, 1996 are as follows:

                             INSTITUTIONAL     INVESTMENT
           FUND                 SHARES           SHARES
---------------------------  -------------     ----------
Short Term Bond Fund.......     $32,464           $185
Intermediate Bond Fund.....      76,182            686
Income Fund................      25,024            285

                                      23

                        The Kent
                        Funds       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The current and previous Administrators have voluntarily reduced their fees for the Portfolios. Total administration fees waived for the year ended December 31, 1996 were as follows:

                             INSTITUTIONAL     INVESTMENT
           FUND                 SHARES           SHARES
---------------------------  -------------     ----------
Short Term Bond Fund.......     $ 5,159           $ 35
Intermediate Bond Fund.....      16,960            156
Income Fund................       5,111             55

  Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Portfolios for serving as officers.

  The Trust has adopted a distribution plan (the "Plan") on behalf of the Investment Shares of the Portfolios pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payments to the Distributor of up to 0.25% of the average daily net assets of the Investment Shares of the Portfolios. Currently, the Short Term Bond Fund makes payments at the rate of only 0.15% of the average daily net assets of its Investment Shares pursuant to the Plan. For the year ended December 31, 1996, the Distributor had waived a total of $1,544 of distribution fees for the Short Term Bond Fund.

  Gross distribution fees for each Portfolio for the year ended December 31, 1996 are as follows:

               FUND                  INVESTMENT SHARES
-----------------------------------  -----------------
Short Term Bond Fund...............       $ 3,861
Intermediate Bond Fund.............        18,017
Income Fund........................         5,672

Expenses for the Trust include legal fees paid to Drinker Biddle & Reath. A partner of that firm serves as an Assistant Secretary of the Trust.

                        The Kent
                        Funds       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the Portfolios are summarized below:

                                             SHORT TERM                     INTERMEDIATE
                                              BOND FUND                       BOND FUND                     INCOME FUND
                                    -----------------------------   -----------------------------   ---------------------------
                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                        1996            1995            1996            1995            1996         1995(1)
                                    -------------   -------------   -------------   -------------   ------------   ------------
DOLLAR AMOUNTS
  INSTITUTIONAL:
    Shares issued.................  $  71,054,235   $ 322,116,358   $ 198,301,060   $ 245,393,454   $154,129,760   $188,610,553
    Reinvestment of
      distributions...............     11,089,747      10,643,869      28,757,725      27,671,824      2,631,559      1,224,206
    Shares redeemed...............   (151,375,676)   (208,678,578)   (281,359,682)   (473,921,393)   (35,226,634)   (74,962,453)
                                    -------------   -------------   -------------   -------------   ------------   ------------
      Net increase (decrease) from
         Institutional Share
         transactions.............  $ (69,231,694)  $ 124,081,649   $ (54,300,897)  $(200,856,115)  $121,534,685   $114,872,306
                                    =============   =============   =============   =============   ============   ============
  INVESTMENT:
    Shares issued.................  $     346,979   $   1,044,671   $   1,793,614   $   1,885,896   $  1,318,844   $  1,951,033
    Reinvestment of
      distributions...............         85,049          76,971         371,260         327,205        147,412         71,331
    Shares redeemed...............       (365,200)     (1,216,355)     (1,445,746)     (5,091,486)      (581,526)      (139,833)
                                    -------------   -------------   -------------   -------------   ------------   ------------
      Net increase (decrease) from
         Investment Share
         transactions.............  $      66,828   $     (94,713)  $     719,128   $  (2,878,385)  $    884,730   $  1,882,531
                                    =============   =============   =============   =============   ============   ============
Total net increase (decrease) from
  Share transactions..............  $ (69,164,866)  $ 123,986,936   $ (53,581,769)  $(203,734,500)  $122,419,415   $116,754,837
                                    =============   =============   =============   =============   ============   ============

SHARE ACTIVITY
  INSTITUTIONAL:
    Shares issued.................      7,222,192      32,658,819      20,156,864      24,970,345     15,175,279     18,576,033
    Reinvestment of
      distributions...............      1,133,650       1,085,057       2,949,495       2,819,915        259,124        116,628
    Shares redeemed...............    (15,396,719)    (21,120,973)    (28,751,972)    (48,530,997)    (3,437,207)    (7,066,321)
                                    -------------   -------------   -------------   -------------   ------------   ------------
      Net increase (decrease) from
         Institutional Share
         transactions.............     (7,040,877)     12,622,903      (5,645,613)    (20,740,737)    11,997,196     11,626,340
                                    =============   =============   =============   =============   ============   ============
  INVESTMENT:
    Shares issued.................         35,323         106,935         182,449         192,685        129,967        187,592
    Reinvestment of
      distributions...............          8,703           7,878          38,010          33,253         14,507          6,743
    Shares redeemed...............        (37,044)       (123,971)       (148,005)       (536,288)       (57,824)       (13,058)
                                    -------------   -------------   -------------   -------------   ------------   ------------
      Net increase (decrease) from
         Investment Share
         transactions.............          6,982          (9,158)         72,454        (310,350)        86,650        181,277
                                    =============   =============   =============   =============   ============   ============
Total net increase (decrease) from
  Share transactions..............     (7,033,895)     12,613,745      (5,573,159)    (21,051,087)    12,083,846     11,807,617
                                    =============   =============   =============   =============   ============   ============

------------------------------------------------------------------------

(1) The Fund commenced operations on March 20, 1995.

                        The Kent
                        Funds       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1996, were as follows:

         FUND             PURCHASES          SALES
----------------------- --------------   --------------
Short Term Bond Fund... $   86,687,429   $  154,134,058
Intermediate Bond
  Fund.................  1,044,698,353    1,048,061,020
Income Fund............    317,210,138      197,212,919

6.  FEDERAL INCOME TAXES (UNAUDITED)

  During the year ended December 31, 1996, the Income Fund declared long-term capital distributions in the amount of $641,432.

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. The Short Term Bond Fund and Income Fund had deferred losses of $617,241 and $2,737, respectively, which will be treated as arising on the first day of the fiscal year ending December 31, 1997.

                        The Kent    SHORT TERM BOND FUND
                        Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                                 YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------
                                                                 1996         1995         1994         1993       1992(1)
                                                               --------     --------     --------     --------     --------
Net asset value, beginning of period.........................  $   9.96     $   9.52     $   9.91     $   9.99     $  10.00
                                                               --------     --------     --------     --------     --------

Income from Investment Operations:
  Net investment income......................................      0.61         0.55         0.48         0.42         0.07
  Net realized and unrealized gains (losses) on securities...     (0.21)        0.43        (0.38)       (0.09)       (0.01)
                                                               --------     --------     --------     --------     --------
    Total Income from Investment Operations..................      0.40         0.98         0.10         0.33         0.06
                                                               --------     --------     --------     --------     --------
Less Dividends and Distributions from:
  Net investment income......................................     (0.61)       (0.54)       (0.49)       (0.41)       (0.07)
  In excess of net investment income.........................        --           --           **           --           **
                                                               --------     --------     --------     --------     --------
    Total Dividends and Distributions........................     (0.61)       (0.54)       (0.49)       (0.41)       (0.07)
                                                               --------     --------     --------     --------     --------
Net change in net asset value................................     (0.21)        0.44        (0.39)       (0.08)       (0.01)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period...............................  $   9.75     $   9.96     $   9.52     $   9.91     $   9.99
                                                               ========     ========     ========     ========     ========

Total return.................................................      4.22%       10.53%        1.03%        3.36%        0.53%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's)..........................  $235,430     $310,680     $176,765     $255,892     $186,124
  Ratio of expenses to average net assets....................      0.70%        0.77%        0.73%        0.81%        0.14%++
  Ratio of net investment income to average net assets.......      6.17%        5.60%        4.75%        4.24%        4.05%+
  Ratio of expenses to average net assets....................      0.70%*        +++          +++          +++          +++
  Ratio of net investment income to average net assets.......      6.17%*        +++          +++          +++          +++
  Portfolio turnover rate(2).................................        32%          75%          56%          50%           5%

------------------------------------------------------------------------

  + Annualized.
 ++ Not Annualized.
+++ During the period, there were no waivers and/or reimbursements.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Amount is less than $0.005.
(1) The Institutional Class commenced operations on November 2, 1992.
(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.

                        The Kent    SHORT TERM BOND FUND
                        Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                1996         1995         1994         1993       1992(1)
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period........................  $   9.95     $   9.52     $   9.91     $  10.02     $   9.99
                                                              --------     --------     --------     --------     --------

Income from Investment Operations:
  Net investment income.....................................      0.59         0.52         0.47         0.38         0.02
  Net realized and unrealized gains (losses) on
    securities..............................................     (0.20)        0.44        (0.37)       (0.08)        0.01
                                                              --------     --------     --------     --------     --------
    Total Income from Investment Operations.................      0.39         0.96         0.10         0.30         0.03
                                                              --------     --------     --------     --------     --------
Less Dividends and Distributions from:
  Net investment income.....................................     (0.54)       (0.53)       (0.48)       (0.41)          --
  In excess of net investment income........................     (0.06)          --           --           --           --
  Net realized gains on securities..........................        --           --        (0.01)          --           --
                                                              --------     --------     --------     --------     --------
    Total Dividends and Distributions.......................     (0.60)       (0.53)       (0.49)       (0.41)          --
                                                              --------     --------     --------     --------     --------
Net change in net asset value...............................     (0.21)        0.43        (0.39)       (0.11)        0.03
                                                              --------     --------     --------     --------     --------
Net asset value, end of period..............................  $   9.74     $   9.95     $   9.52     $   9.91     $  10.02
                                                              ========     ========     ========     ========     ========

Total return(2).............................................      4.06%       10.30%        1.01%        3.04%        0.30%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's).........................  $  1,667     $  1,634     $  1,649     $  1,427     $    111
  Ratio of expenses to average net assets...................      0.85%        0.91%        0.74%        1.24%        0.12%++
  Ratio of net investment income to average net assets......      6.02%        5.40%        4.79%        3.91%        3.31%+
  Ratio of expenses to average net assets...................      0.96%*        +++          +++          +++          +++
  Ratio of net investment income to average net assets......      5.91%*        +++          +++          +++          +++
  Portfolio turnover rate(3)................................        32%          75%          56%          50%           5%

------------------------------------------------------------------------

  + Annualized.
 ++ Not Annualized.
+++ During the period, there were no waivers and/or reimbursements.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(1) The Investment Class date of initial public investment was December 4, 1992.
(2) Calculation does not include sales charge.
(3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.

                        The Kent    INTERMEDIATE BOND FUND
                        Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                                 YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------
                                                                 1996         1995         1994         1993       1992(1)
                                                               --------     --------     --------     --------     --------
Net asset value, beginning of period.........................  $  10.12     $   9.29     $  10.18     $  10.00     $  10.00
                                                               --------     --------     --------     --------     --------

Income (Loss) from Investment Operations:
  Net investment income......................................      0.60         0.65         0.56         0.51         0.08
  Net realized and unrealized gains (losses) on securities...     (0.32)        0.81        (0.88)        0.32           **
                                                               --------     --------     --------     --------     --------
    Total Income (Loss) from Investment Operations...........      0.28         1.46        (0.32)        0.83         0.08
                                                               --------     --------     --------     --------     --------
Less Dividends and Distributions from:
  Net investment income......................................     (0.61)       (0.63)       (0.54)       (0.51)       (0.08)
  In excess of net investment income.........................     (0.03)          --        (0.01)          **           **
  Net realized gains on securities...........................        --           --        (0.02)       (0.14)          --
                                                               --------     --------     --------     --------     --------
    Total Dividends and Distributions........................     (0.64)       (0.63)       (0.57)       (0.65)       (0.08)
                                                               --------     --------     --------     --------     --------
Net change in net asset value................................     (0.36)        0.83        (0.89)        0.18           --
                                                               --------     --------     --------     --------     --------
Net asset value, end of period...............................  $   9.76     $  10.12     $   9.29     $  10.18     $  10.00
                                                               ========     ========     ========     ========     ========

Total return.................................................      3.01%       16.18%       (3.19%)       8.42%        0.83%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's)..........................  $769,395     $854,801     $977,865     $434,264     $203,129
  Ratio of expenses to average net assets....................      0.77%        0.77%        0.80%        0.85%        0.15%++
  Ratio of net investment income to average net assets.......      6.18%        6.50%        6.03%        5.03%        5.32%+
  Ratio of expenses to average net assets....................      0.78%*        +++          +++          +++          +++
  Ratio of net investment income to average net assets.......      6.17%*        +++          +++          +++          +++
  Portfolio turnover rate(2).................................       135%         166%         124%         126%           1%

------------------------------------------------------------------------

  + Annualized.
 ++ Not Annualized.
+++ During the period, there were no waivers and/or reimbursements.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Amount is less than $0.005.
(1) The Institutional Class commenced operations on November 2, 1992.
(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.

                        The Kent    INTERMEDIATE BOND FUND
                        Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                1996         1995         1994         1993       1992(1)
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period........................  $  10.14     $   9.32     $  10.19     $  10.03     $   9.98
                                                                ------       ------       ------       ------       ------

Income (Loss) from Investment Operations:
  Net investment income.....................................      0.58         0.61         0.57         0.47         0.03
  Net realized and unrealized gains (losses) on
    securities..............................................     (0.32)        0.82        (0.87)        0.34         0.02
                                                                ------       ------       ------       ------       ------
    Total Income (Loss) from Investment Operations..........      0.26         1.43        (0.30)        0.81         0.05
                                                                ------       ------       ------       ------       ------
Less Dividends and Distributions from:
  Net investment income.....................................     (0.57)       (0.61)       (0.54)       (0.46)          --
  In excess of net investment income........................     (0.05)          --        (0.01)       (0.05)          --
  Net realized gains on securities..........................        --           --        (0.02)       (0.14)          --
                                                                ------       ------       ------       ------       ------
    Total Dividends and Distributions.......................     (0.62)       (0.61)       (0.57)       (0.65)          --
                                                                ------       ------       ------       ------       ------
Net change in net asset value...............................     (0.36)        0.82        (0.87)        0.16         0.05
                                                                ------       ------       ------       ------       ------
Net asset value, end of period..............................  $   9.78     $  10.14     $   9.32     $  10.19     $  10.03
                                                                ======       ======       ======       ======       ======

Total return(2).............................................      2.76%       15.76%       (3.01%)       8.19%        0.50%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's).........................  $  7,327     $  6,862     $  9,196     $  4,966     $    174
  Ratio of expenses to average net assets...................      1.02%        1.01%        0.81%        1.13%        0.16%++
  Ratio of net investment income to average net assets......      5.92%        6.24%        5.94%        4.75%        4.94%+
  Ratio of expenses to average net assets...................      1.03%*        +++          +++          +++          +++
  Ratio of net investment income to average net assets......      5.91%*        +++          +++          +++          +++
  Portfolio turnover rate(3)................................       135%         166%         124%         126%           1%

------------------------------------------------------------------------

  + Annualized.
 ++ Not Annualized.
+++ During the period, there were no waivers and/or reimbursements.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(1) The Investment Class date of initial public investment was November 25, 1992.
(2) Calculation does not include sales charge.
(3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.

                        The Kent    INCOME FUND
                        Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                                                   YEAR ENDED
                                                                                                  DECEMBER 31,
                                                                                              ---------------------
                                                                                                1996       1995(1)
                                                                                              --------     --------
Net asset value, beginning of period........................................................  $  10.84     $  10.00
                                                                                              --------     --------

Income from Investment Operations:
  Net investment income.....................................................................      0.66         0.55
  Net realized and unrealized gains (losses) on securities..................................     (0.56)        0.92
                                                                                              --------     --------
    Total Income from Investment Operations.................................................      0.10         1.47
                                                                                              --------     --------
Less Dividends and Distributions from:
  Net investment income.....................................................................     (0.65)       (0.54)
  In excess of net investment income........................................................     (0.10)          --
  Net realized gains on securities..........................................................     (0.03)       (0.09)
                                                                                              --------     --------
    Total Dividends and Distributions.......................................................     (0.78)       (0.63)
                                                                                              --------     --------
Net change in net asset value...............................................................     (0.68)        0.84
                                                                                              --------     --------
Net asset value, end of period..............................................................  $  10.16     $  10.84
                                                                                              ========     ========

Total return................................................................................      1.19%       15.05%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's).........................................................  $240,060     $126,056
  Ratio of expenses to average net assets...................................................      0.83%        0.91%+
  Ratio of net investment income to average net assets......................................      6.57%        6.65%+
  Ratio of expenses to average net assets...................................................      0.83%*        +++
  Ratio of net investment income to average net assets......................................      6.57%*        +++
  Portfolio turnover rate(2)................................................................       102%          50%

------------------------------------------------------------------------

  + Annualized.
 ++ Not Annualized.
+++ During the period, there were no waivers and/or reimbursements.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(1) The Institutional Class commenced operations on March 20, 1995.
(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.


                      See Notes to Financial Statements.

                        The Kent    INCOME FUND
                        Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                                                        YEAR ENDED
                                                                                                       DECEMBER 31,
                                                                                                     -----------------
                                                                                                      1996      1995(1)
                                                                                                     ------     ------
Net asset value, beginning of period.............................................................    $10.82     $10.00
                                                                                                     ------     ------

Income from Investment Operations:
  Net investment income..........................................................................      0.66       0.52
  Net realized and unrealized gains (losses) on securities.......................................     (0.56)      0.91
                                                                                                     ------     ------
    Total Income from Investment Operations......................................................      0.10       1.43
                                                                                                     ------     ------
Less Dividends and Distributions from:
  Net investment income..........................................................................     (0.64)     (0.52)
  In excess of net investment income.............................................................     (0.09)        --
  Net realized gains on securities...............................................................     (0.03)     (0.09)
                                                                                                     ------     ------
    Total Dividends and Distributions............................................................     (0.76)     (0.61)
                                                                                                     ------     ------
Net change in net asset value....................................................................     (0.66)      0.82
                                                                                                     ------     ------
Net asset value, end of period...................................................................    $10.16     $10.82
                                                                                                     ======     ======

Total return(2)..................................................................................      1.16%     14.63%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's)..............................................................    $2,722     $1,961
  Ratio of expenses to average net assets........................................................      1.08%      1.14%+
  Ratio of net investment income to average net assets...........................................      6.31%      6.40%+
  Ratio of expenses to average net assets........................................................      1.08%*      +++
  Ratio of net investment income to average net assets...........................................      6.31%*      +++
  Portfolio turnover rate(3).....................................................................       102%        50%

------------------------------------------------------------------------

  + Annualized.
 ++ Not Annualized.
+++ During the period, there were no waivers and/or reimbursements.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(1) The Investment Class date of initial public investment was March 22, 1995.
(2) Calculation does not include sales charge.
(3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
  The Kent Funds:

  We have audited the accompanying statements of assets and liabilities of The Kent Funds -- Short Term Bond Fund, Intermediate Bond Fund and Income Fund, including the portfolios of investments, as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Kent Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 21, 1997

THE KENT FUNDS(R)                                 BULK RATE
P.O.Box 182201                                    US POSTAGE
Columbus, OH 43218-2201                              PAID
                                                 PERMIT No. 1
                                                CLEVELAND, OH





KKF-0159 (2/97)